Out-Of-Home Interactive Entertainment Network

Cautionary Note Regarding Forward-Looking Statements
Certain statements made in this presentation by Victory Acquisition Corp. (“Victory”) and TouchTunes Corporation (“TouchTunes”) constitute forward-
looking statements.  Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,”
“believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “potential,” “intend” or similar expressions. These statements include, among others, statements regarding the successful merger of Victory and TouchTunes, TouchTunes’ expected business outlook, anticipated financial and operating results, business strategy and means to implement the strategy, the amount and timing of capital expenditures, the likelihood of its success in building its business, financing plans, budgets, working capital needs and sources of liquidity. Forward-looking statements, estimates and projections are based on management’s beliefs and assumptions, are not guarantees of performance and may prove to be inaccurate. Forward-looking statements also involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement and which may have a material adverse effect on
TouchTunes’ business, financial condition, results of operations and liquidity.
A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. For
TouchTunes, these risks and uncertainties include, but are not limited to: the ability to achieve sustainable profitability, the continued availability of third-party digital content on commercially reasonable terms, the ability to protect TouchTunes’ intellectual property and access to third party intellectual property, the quantity and quality of products and services produced by third party manufacturers, competition in the market for digital jukeboxes and other digital entertainment systems, successful introduction of new products and services, the performance of distributors, operators and other resellers, the ability to recruit and retain key personnel, and the ability to attract advertisers. For Victory, factors include, but are not limited to: the ability to successfully effect the business combination, third party claims against Victory or holders of Victory IPO shares, and the ability of Victory’s officers and directors to allocate their time to Victory’s business. Additional information on these and other factors that may cause actual results and Victory’s performance to differ materially is included in the Victory’s periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies may be obtained by contacting Victory or the SEC. Victory and TouchTunes caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Victory and
TouchTunes do not undertake to update or revise any forward-looking statement, except as required by law.
Victory has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement and prospectus in connection with the proposed acquisition and intends to mail the definitive proxy statement and prospectus and other relevant documents to Victory stockholders once approved by the SEC. Stockholders of Victory and other interested persons are advised to read the proxy statement and prospectus and any amendments thereto because they contain important information about TouchTunes, Victory and the proposed acquisition. The definitive proxy statement and prospectus will be mailed to stockholders as of the record date established for voting on the acquisition. Stockholders will also be able to obtain a copy of the proxy statement and prospectus, without charge, at the SEC’s Website at www.sec.gov or by directing a request to: Victory Acquisition Corp: c/o Paul Vassilakos, Petrina
Advisors, 590 Madison Avenue, 21st Floor, New York, New York 10022, (212) 521-4398.
Victory will be holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Victory securities, regarding its acquisition of TouchTunes.  Citigroup Global Markets Inc. (“Citigroup”), the managing underwriter of Victory’s IPO, is assisting Victory in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. Additionally, the underwriters in Victory’s IPO deferred $10,560,000 of the commissions owed to them in connection with the IPO until the closing of Victory’s business combination.
Victory and its directors and officers, as well as Citigroup, may be deemed participants in the solicitation of proxies from Victory’s stockholders. A list of the names of those directors and officers and descriptions of their interests in Victory are contained in the proxy statement and prospectus. TouchTunes’
stockholders may obtain information about the interests of TouchTunes directors and officers in the acquisition by reading the proxy statement and prospectus.

A publicly traded specified purpose acquisition
company (“SPAC”), raised $330 million via IPO in April
2007
– 33,000,000 units at $10.00. Each unit:1 share common, 1 warrant
– Stock trades on NYSE AMEX as VRY
– Warrants trade on NYSE AMEX as VRY-WS
– As of December 31, 2008, we had $330 million in cash held in escrow account for $10.00 per share
Victory Overview

$370 million Enterprise Value
$330 million of common stock with controlling shareholders
subject to lockup
$40 million of assumed net debt
Company will have approximately $310 million cash post-deal
Victory cash to fuel growth and substantially impact baseline
EBITDA projections due to acceleration of new product roll-outs
Preliminary Transaction

TouchTunes
ROCK THE VOTE
THE ULTIMATE MUSIC EXPERIENCE
TouchTunes

Unit 7

CASK Nº16
THE NEWEST CROWN JEWEL
Crown Royal
CASK Nº16

TouchTunes

Page 5 Out-of-home digital interactive entertainment systems are currently installed in 38,000 North American bars, restaurants and retailers TouchTunes at a Glance

We are one of the largest interactive digital out of home entertainment networks in North America, able to engage 21-34 year olds where they play

21-34 year olds live in a digital world that is changing
marketing as we know it
– More consumer control
–
Younger consumers are multi-tasking and unreachable using
traditional media
• Do not watch live TV (DVR, Hulu.com)
• Do not listen to the radio
– Widespread adoption of social networking is placing increasing importance on viral and interactive advertising
It’s about engagement, not just impressions

TouchTunes Reaches Elusive 21-34 Market

38,000+ locations in North America
3.4 billion annual visitors to network bars
700 million songs played annually
361 million interactive sessions that average 6 minutes
$9,000/bar/year in recurring music revenue
– 20% of which flows through to TouchTunes
– Does not include advertising revenue
Channel leadership within a fragmented distribution channel
– 2845 operators
– 21 distributors
Value of the Network
TouchTunes is the #2 provider of
digital music, behind iTunes

TARGETABLE
By DMA
By Zip Code
By Demo
By Music Genre
Local & National
MEASURABLE
DoubleClick/DART
Direct Impressions
Digital Signage
Impressions
ENGAGING
6 minutes/session
361 million paid
sessions in 2008
Customers spend
over $300 million/
year for content
INTERACTIVE
Touch Screens
“Clickable” Banners
Surveys, Sweeps
& Games
Data Capture
Micro-sites
The proximity of out-of-home
with the measured interactivity of online
…AND NATIONAL
Why Advertisers are Excited

Top Song
The Ultimate Music Experience

... eat
... drink
... enjoy!
NBA.COM
Watch all NBA games right here!
$2.50 Coors Light every night!
ELEPHANT & CASTLE
PUB AND RESTAURANT

BILLY JOEL
THE STRANGER
30th Anniversary Edition
BILLY JOEL THE STRANGER
HOME
ABOUT THE ALBUM
TRIVIA GAME
PHOTO GALLERY
EXIT

BlackBerry

TouchTunes

Page 9 Leveraging Installed Base for New Products Music Games Promotions Advertising Social Networking

Have 25% of all digital and non digital jukeboxes in North America
Added 6,000+ TouchTunes
digital jukeboxes to the
network in each of the past
three years
Subsidized early network
growth by selling hardware at
a loss to generate long-term
music revenue
– Product sales are now profitable
Developed significant mutually
beneficial channel
relationships
0
10,000
20,000
30,000
40,000
2005
15K
2006
22K
2007
30K
2008
37K
6,267 8,701 6,372 Locations added:
41% 40% 21% Growth (YoY):
Number of Locations
TouchTunes is Building a Robust Network
Note: Market share based on Handshake Marketing 2008 Survey that showed 150,000 bars in North America

Page 11 Partners Enable us to Rapidly Deploy Operators “Feet on the Street” Operators 2,845 Distributors 21

What’s Possible for TouchTunes
ILLUSTRATIVE
Potential TouchTunes Revenue Generation at X Incremental locations
Note: Total footprint equals 38,000 existing units plus incremental locations out of addressable universe of
150,000 bars. Does not include advertising revenue.
0
10
20
30
40
$50M
X = 5,000
Product
Services
$15M
X = 10,000
$30M
X = 15,000
$45M
29% 32% 35%
Total footprint
as a % of bars:

TouchTunes
Favorites
Cards
Strategy
Action
Quiz
Unit 7
TouchTunes

TouchTunes

Portable table top unit for games
and music
50+ proprietary game library, built
on an open platform
Networked to other units for group
play and to the jukebox for music
First shipments in 2009
PlayPorTT Extends Reach Into Restaurants
What is it?
Large potential market
– 190,000 casual restaurants
– 280,000 quick service restaurants
– Appealing to restaurant chains
Early enthusiasm
– 350 units installed in 118 locations in first
quarter
– Shipping 1,556 units (389 locations) by
end Q2
Why it’s important

What’s Possible for PlayPorTT
ILLUSTRATIVE
Potential PlayPorTT Revenue Generation at X locations
Note: Assumes 4 PlayPorTT consoles per location out of addressable universe of 470,000 locations.
Revenue extrapolated from the limited experience of the 350 in field units
0
50
100
150
$200M
X = 10,000
$54M
X = 20,000
$108M
X = 30,000
$162M
2% 4% 6%
% of North American
Casual and Quick
Service Restaurants:

... eat
... drink
... enjoy!
NBA.COM
ELEPHANT & CASTLE
PUB AND RESTAURANT
Watch all NBA games right here!
$2.50 Coors Light every night!

CASK Nº16
THE NEWEST CROWN JEWEL
Crown Royal
CASK Nº16

TouchTunes

Proprietary screen within a screen
that wraps around live TV content
Network for fun facts, interactive
games, and advertising content
Highly scalable business
Initial 500 units committed
Barfly
What is it?
Why it’s important
Reaches prized 21-34 year old
demographic
Offers point of purchase advertising
New product for 20,000 to 30,000
locations in existing user base
Leverages existing channel
relationships

Page 16 Page 16
Alcohol companies spend more than $3 billion a year on advertising*
Most purchases made for outside the home consumption
Alcohol companies now can only place limited advertising materials in bars
Barfly (and jukeboxes) represents an advertising opportunity at the point of consumption
Alcohol Advertising – Revenue Opportunity
US Retail Alcoholic Drinks Market, 2004 - 2013
125
130
135
140
145
150
155
160
165
170
175
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Source: Handbook Advance 2009
Source: Datamonitor 2008
On-premise Share of Spirit Sales, 2008
State 2008E
New York 63.2%
Texas
62.9
Massachusetts 61.4
Florida 57.5
California 56.6
Total Market Average
56.3
*Total of measured (print, TV, radio, outdoor, etc.) and unmeasured (signage, displays, promotional items, etc.) advertising expenditures

Studios spend $4 billion a
year advertising films  –
$23 million for the average
Hollywood release
Studios increasingly seek
alternatives to traditional
media
Studios face special
limitations advertising R-
rated movies
Bar patrons fit the most
desirable demographic – and
all are over 21
Film Advertising – Revenue Opportunity
2007 Movie Marketing Spend Mix
Source: MPAA
Network TV
16%
Spot TV
14%
Internet / online
5%
Trailers
5%
Other Media
24%
Newspaper
13%
Other Non-
Media
23%

Energy Drinks

Red Bull Energy Drink

Monster Energy

Full Throttle Blue Demon

Gaming

EA Games

Activision

Guitar Hero

R★

Fashion

Under Armour

Nike

adidas

Puma

Electronics

Microsoft

Sony

Samsung

TouchTunes

Page 18 Bars Have Broad Advertising Appeal Beyond alcohol and entertainment, Barfly could appeal to multiple industries

What’s Possible for Barfly
ILLUSTRATIVE
Potential Barfly Ad Inventory Value at X locations
Note: Total footprint equals 350 locations out of a total universe of 150,000 bars.  Assumes
$1.00 CPM; Assumes that 35% of screen time is reserved for advertising
0
100
200
$300M
X = 10,000
$75M
X = 20,000
$150M
X = 30,000
$225M
7% 13% 20%
% of North
American Bars:

Brands, Bars, Consumers – Big Opportunity
Potential for increased revenue with digital ads for food and drink specials
Encourage return business with customized messages about special events
Building retention and loyalty by encouraging on-site social networking and enhancing the bar experience
Make the bar more fun and engaging
Give them information about what is happening in each
establishment
Provide additional entertainment with SMS texting for trivia and more, with a chance to win cash, branded merchandise and tickets to events
The largest network providing significant reach to the 21-34 year-
old demographic
Extension of brand promotions (NASCAR, UFC, etc.) and bar staff engagement through education and loyalty program
Brand Database Growth - Provided through SMS text, TouchTunes
B
R
A
N
D
B
A
R
S
C
O
N
S
U
M
E
R
S

The band did not show up when they won a Grammy award in 1977, as Don Henley did not believe in contests.
According to a poll for Guitar World magazine, the guitar solo for this song is ranked #8 out of 100.
They performed this song in 1998 when they were inducted into the Rock And Roll Hall Of Fame.
I could go for a beer right now!
this place rocks !!!!!! Great music
Tweet to @TT_BillysPub
Budweiser
KING OF BEERS

Page 21 Page 21
What’s Next – Integrating Social Networks
Digitalization is disrupting nearly every industry and altering the marketing world as we know it
Widespread adoption of social networking
A mobile society that dictates your need to reach them in alternative ways
Speak the consumer’s native language (think mobile)
Keyword
and context
awareness

2006 2007 2008 2009F 2010F 2011F
Revenue $67.4 $80.6 $85.0 $98.1 $137.0 $182.0
Gross
Margin
$12.8 $21.6 $46.9 $62.5 $86.4 $116.9
EBITDA ($8.1) ($10.6) $7.6 $23.5 $43.8 $70.4
*All figures in millions
Financials Projections
PROJECTIONS ARE WITHOUT IMPACT OF ANY
CAPITAL FROM PROPOSED VICTORY MERGER
Vast Majority of Projected Revenue
is Services and Advertising
Note: Financial figures stated above are unaudited for 2008.

What’s Possible - Summary
ILLUSTRATIVE
0
100
200
$300M
10,000
$75M
20,000
$150M
30,000
$225M
7% 13% 20%
% of North
American Bars:
Potential Barfly Ad
Inventory Value
# of Locations
0
10
20
30
40
$50M
5,000
Services
Product
$15M
10,000
$30M
15,000
$45M
29% 32% 35%
Total
footprint
as a %
of bars:
Potential TouchTunes
Revenue Generation
Note: Total footprint is 38,000 existing
units plus incremental locations out of the
addressable universe of 150,000 bars.
Does not include advertising revenue
# of Locations
Potential PlayPorTT
Revenue Generation
# of Locations
Note: Total footprint is 350 locations out of a
total universe of 150,000 bars.  Assumes
$1.00 CPM; Assumes that 35% of screen time
is reserved for advertising
Note: Assumes 4 PlayPorTT consoles per
location out of addressable universe of 470,000
locations.  Revenue extrapolated from the
limited experience of the 350 in field units
0
50
100
150
$200M
10,000
$54M
20,000
$108M
30,000
$162M
2% 4% 6%
% of North American
Casual and Quick
Service Restaurants:

Unique technologies and high growth warrant a premium in today’s market.
Recent acquisition by Cisco Systems demonstrates this:
High-Growth Tech Deals Are Happening
Unique high growth technologies are valued in today’s market
– March 2009, acquired Pure Digital Technologies, a high
growth, video-based technology for $605 million total
consideration
– 2008 revenue of $150 million; $200 million run-rate
– 4x trailing revenue and 3x forward revenue valuation
Source: CNN Money; Gigaom.com

Acquiring a growing base business that produces stable
recurring cash flow
Management’s success in TouchTunes jukebox
deployment and their relationship with the distribution
channel mitigates the execution risk associated with
Barfly and PlayPorTT deployment
Post transaction the company will be fully capitalized to
roll out the identified initiatives to their entire existing user base
Summary